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                                                                       EXHIBIT 4



       COMMON STOCK                                      COMMON STOCK
                             [NORTEK, INC. GRAPHIC]
     PAR VALUE $1.00                                    PAR VALUE $1.00



INCORPORATED UNDER THE LAWS                             CUSIP 656559 101
OF THE STATE OF RHODE ISLAND                 SEE REVERSE FOR CERTAIN DEFINITIONS



                                  NORTEK, INC.


     THIS CERTIFICATE IS TRANSFERABLE EITHER IN BOSTON OR IN NEW YORK CITY


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      THIS
      CERTIFIES
      THAT



        IS THE
      OWNER OF
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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


                             A DELAWARE CORPORATION
                              EFFECTIVE APRIL 1987
                             [Certificate of Stock]

     Nortek, Inc. transferable so as to affect the rights, of the Corporation, only by transfer recorded on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this certificate or properly endorsed assigned. This certificate and the shares represented hereby received and held subject to the laws of the Commonwealth of Massachusetts or the Agreement of Association, Articles of Organization and the By-laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is invalid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of Nortek, Inc., and the facsimile signature signatures of its duly authorized officers.


      DATED:                                          Richard J. Bready CHAIRMAN

COUNTERSIGNED AND REGISTERED:
STATE STREET BANK AND TRUST COMPANY   [NORTEK, INC.  Kevin W. Donnelly SECRETARY
       [BOSTON]    TRANSFER AGENT    CORPORATE SEAL]
                      AND REGISTRAR

               AUTHORIZED SIGNATURE
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM  -- as tenants in common                 UNIF GIFT MIN ACT--.............Custodian..................
                                                                         (Cust)                 (Minor)
 TEN ENT  -- as tenants by the entireties                               under Uniform Gifts to Minors

 JT TEN   -- as joint tenants with right of                             Act............................
             survivorship and not as tenants                                         (State)
             in common

        Additional abbreviations may also be used though not in the above list.


        For value received, _____, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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                                     |
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              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE.

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-----------------------------------------------------------------------, Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint______________________________________________

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises
Dated, ________________ ____




                                                     ___________________________


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the issuer and State Street Bank and Trust Company, as Rights Agent (the "Rights Agent"), dated as of March 31, 1986, as amended and restated on March 18, 1991, as amended on October 6, 1993 and September 27, 1995, and as further amended and restated on April 1, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of both the issuer and the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the registered holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefore. Under certain circumstances as set forth in the Rights Agreement, Rights issued to, or held by any Person who is, was, becomes or acquires shares from an Acquiring Person or any Affiliate thereof (as each such term is defined in the Rights Agreement), whether currently held by or on behalf of such Person, Affiliate or by any subsequent holder, may become null and void.












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